UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                        FORM 8-K/A-1

                       CURRENT REPORT
             Pursuant To Section 13 or 15(d) of
           the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported):
                         May 3, 1996


              OSBORN COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)



                         Delaware
      (State or other jurisdiction of incorporation)



               0-16841                    06-1142367
     (Commission File Number)    (IRS Employer Identification No.)



       130 Mason Street, Greenwich, Connecticut 06830
     (Address of principal executive office) (Zip Code)



   Registrant's telephone number including area code:
                      (203) 629-0905

              OSBORN COMMUNICATIONS CORPORATION
  (Exact name of registrant as specified in its charter)

                      AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 10,
1996,  as  set forth in the pages attached hereto:

Item 2.  Acquisition or Disposition of Assets.

On  May  3, 1996, the Registrant acquired substantially
all the assets of radio stations KNAX-FM/KRBT-FM, Fresno, California from EBE Broadcasting, L.P. Consideration for the acquisition consisted of $6.0 million plus 120,000 shares of the Registrant's common stock. In addition, the seller received an option to purchase
shares  of   the Registrant's common stock at $8.00 per
share contingent upon future increases in operating cash flow by KNAX-FM/KRBT-FM. The cash portion of the consideration was funded through borrowings under the Registrant's senior debt facility. Pending the closing of the acquisition, the stations were managed by the Registrant since January 1996 pursuant to a local marketing agreement.


Item 7.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired

     (1)  Combined Balance Sheet as of December 31, 1995*
     (2)  Combined Statement of Operations and Partners'
          Capital for the year ended December 31, 1995*
     (3) Combined Statement of Cash Flows for the year ended December 31, 1995*
     (4)  Notes to Combined Financial Statements*

 *  Prior to the closing of the transaction, the
Registrant operated the radio stations pursuant to a
local marketing agreement since January 1, 1996 and
therefore, has not included financial statements of the
businesses acquired at   March 31, 1996 and for the three
months then ended.

(b) Pro forma financial information

     (1)  Unaudited Pro Forma Condensed Consolidated
          Balance Sheet as of March 31, 1996
      (2) Unaudited Pro Forma Condensed Consolidated
          Statement of Operations for the year ended
          December 31, 1995
     (3)  Unaudited Pro Forma Condensed Consolidated
          Statement of Operations for the three months ended March 31, 1996
     (4)  Notes to Unaudited Pro Forma Financial Statements

(c) Exhibits

     (1)  Asset Purchase Agreement dated December 31,
          1995, between EBE Broadcasting, L.P. and
          Breadbasket Broadcasting Corporation, previously filed as Exhibit 10(pp)(i) to the Registrant's Annual
          Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference.

     (2)  Asset Purchase Agreement dated December 31,
          1995, between EBE Communications Limited Partnership and Breadbasket Broadcasting Corporation, previously filed as Exhibit 10(pp)(ii) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference.

     Pursuant to the requirements of the Securities
Exchange Act of 1934 the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 1996

                    OSBORN COMMUNICATIONS CORPORATION
                                (Registrant)


                         By /s/ Thomas S. Douglas
                          Thomas S. Douglas
                          Senior Vice President-Finance

                COMBINED FINANCIAL STATEMENTS
                  KNAX/KFRE and KRBT/FM
                 Year Ended December 31, 1995

                   KNAX/KFRE and KRBT/FM

                      Table of Contents

                 Year Ended December 31, 1995



INDEPENDENT AUDITOR'S REPORT                        Front

FINANCIAL STATEMENTS

     Combined Balance Sheet                            1

     Combined Statement of Operations                  2

     Combined Statement of Cash Flows                  3

     Notes to Combined Financial Statements            4

                           RICHARD C. GATES
                      Certified Public Accountant


                      INDEPENDENT AUDITOR'S REPORT


To the Partners
KNAX/KFRE and KRBT/FM
West Palm Beach, Florida

I have audited the accompanying combined balance sheet of KNAX/KFRE and KRBT/FM as of December 31, 1995 and the related combined statements of operations, partners' capital and cash flows for the year then ended. These statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of KNAX/KFRE and KRBT/FM as of December 31, 1995 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


By /s/ Richard C. Gates
 Richard C. Gates
 Certified Public Accountant

West Palm Beach, Florida

May 8, 1996

KNAX/KFRE and KRBT-FM
COMBINED BALANCE SHEET
December 31, 1995




ASSETS

Current assets
   Cash                                                $32,898
   Accounts receivable, less allowance for
     doubtful accounts of $55,000                      579,715
   Current portion of note receivable - partner         28,572
   Other current assets                                 68,599

       Total current assets                            709,784

Property and equipment                                 546,014

Other assets
 Intangible assets                                   1,918,250

                                                    $3,174,048





LIABILITIES AND PARTNERS' CAPITAL

Current liabilities
  Current portion of long-term debt                $8,565,920
  Accounts payable                                    423,827
  Accounts payable - related parties                   89,145

        Total current liabilities                   9,078,892

Long-term liabilities
 Loans payable - related parties                    4,409,259
 Deferred interest                                    495,833
 Deferred interest - related parties                3,549,831
 Deferred management fees                             739,039

        Total long-term liabilities                 9,193,962

        Total Liabilities                          18,272,854

Partners' capital                                 (15,098,806)

                                                   $3,174,048





See accompanying notes and accountant's report.

KNAX/KFRE and KRBT-FM
COMBINED STATEMENT OF OPERATIONS AND PARTNERS' CAPITAL
Year Ended December 31, 1995





Operating income
 Sales income                                     $2,822,438
 Trade income                                        504,088
    Total income                                   3,326,526

 Less agency commissions and representative fees     453,429

Net revenue                                        2,873,097


Operating expenses
 Engineering                                         243,622
 Programming                                         489,208
 Selling                                             449,701
 Advertising and promotion                           125,846
 General and administrative                          565,166
 Trade                                               504,088

   Total operating expenses                        2,377,631


Income from operations                               495,466

Other income (expense)
 Interest income                                       5,045
 Other income                                              0
 Interest expense                                 (1,305,782)
 Depreciation                                       (100,552)
 Amortization                                       (297,711)
 Home office                                         (78,352)
 Management fees                                     (50,000)
 Refinancing costs                                  (217,318)

    Total other income (expense)                  (2,044,670)

Net loss                                          (1,549,204)

Partners' capital
 Beginning of year                               (13,549,602)

 End of year                                    ($15,098,806)







See accompanying notes and accountant's report.

KNAX/KFRE and KRBT-FM
COMBINED STATEMENT OF CASH FLOWS
Year Ended December 31, 1995






Cash flows from operating activities
  Net loss                                             ($1,549,204)
  Adjustments to reconcile net loss to net cash
   provided by operating activities:
    Depreciation                                           100,552
    Amortization                                           297,711
    Increase in deferred interest                          750,618
    Deferred management fees                                50,001
    Changes in operating assets and liabilities:
      Accounts receivable                                  270,459
      Other current assets                                  58,542
      Accounts payable                                     301,012
      Other accrued expenses                              (112,191)

    Net cash provided by operating activities              167,500

Cash flows from investing activities
  Acquisition of equipment                                 (43,560)
  Long-term note receivable                                 28,572

        Net cash used by investing activities              (14,988)

Cash flows from financing activities
 Debt reduction - Bank                                    (270,000)
 Proceeds from advance by related parties                   75,000

    Net cash used by financing activities                 (195,000)

Net decrease in cash                                       (42,488)

Cash at beginning of year                                   75,386

Cash at end of year                                        $32,898





SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
 Cash flow information
   Cash paid during the year for interest:                $555,164




See accompanying notes and accountant's report.

December 31, 1995

A   -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Financial Statements - The accompanying financial statements include the operations of radio stations
KNAX/KFRE and KRBT/FM (collectively, the Stations or the Company). All significant transactions between the various entities have been eliminated.

Cash Equivalents  -   For the purpose of reporting cash
flows, cash includes amounts held in bank accounts.

Concentration of Risk - The Stations operate only within the Fresno, CA geographic area. They extend credit to their various customers in the form of accounts receivable, many of whom are located in their trade area, however, many are national accounts. The Stations perform ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information. Credit losses, when realized, have been within the range of expectations and, historically, have not been significant.

Property and Equipment and Intangible Assets - Property and equipment are stated at cost. Depreciation is computed generally using the straight-line method over the estimated useful life of the respective assets.
Expenditures for repairs are expensed while major renewals are capitalized.

Intangible assets are amortized on a straight-line method over the estimated useful lives of the assets ranging from 3 to 40 years. Management periodically evaluates the recoverability of the net carrying value, generally by using certain accepted industry measures of value
(principally, cash flow multiple methods).

Trades - The Stations exchange commercial airtime for goods and services, as is customary in the broadcasting industry. The revenue is recognized when the airtime is run. The related trade expense is recognized when the goods or services are used.

Income Taxes - No provision for federal or state income taxes has been provided as the partners report their pro rata share of partnership profits or losses on their individual tax return.


B   -   OTHER CURRENT ASSETS

Other current assets consist of the following:




          Prepaid expenses                        65,899
          Deposits                                 2,700

                Total Other current assets        68,599



C  -   PROPERTY AND EQUIPMENT

Property and equipment consist of the following:




      Buildings and improvements                    $176,352
      Studio equipment                               783,893
      Transmitter                                    487,290
      Tower and antenna                              448,703
      Furniture and fixtures                         240,962
      Music library                                  394,057

                                                   2,531,257

      Less accumulated depreciation                1,985,243

                                                    $546,014


Depreciation expense for 1995 was $100,552.


D   -   DEBT

Debt consists of the following:





     State Street Bank and Trust Company          $7,688,420
     KFRE Broadcasting, Inc.                         475,000
     Walter Lake - non-compete agreement             402,500

                                                   8,565,920

     Less long term debt                                   -

                                                   8,565,920





State Street Bank and Trust Company (the "Bank") - This loan was issued November 3, 1989 in connection with the existing indebtedness, the acquisition of the North
Carolina stations, and the contribution of the California stations. The loan is secured by all assets, interest agreements, stock and items or contracts of value which are not senior to this agreement, including a life insurance policy on the life of Ralph Guild in the face amount of $500,000.

Effective August 4, 1992, the Bank and the Partnership amended their loan agreement. The principal of $8,084,000 is comprised of two loans as follows: (a) Facility One
Term Note for $5,575,000 (originally $8,290,000 but reduced by payments of $2,715,000 during 1993) and (b)
Facility Two Term Note for $2,509,000. The Facility One note bears interest at the prime rate plus 1% payable monthly. The Facility Two note bears interest at 5% payable at maturity.

On March 13, 1995, the Bank and the Partnership entered into a Forbearance Agreement (the "Agreement") whereby the Bank agreed to forbear, for a limited period of time, from the exercise of its rights and remedies with respect to the amended loan agreement. The Agreement was amended
December 28, 1995 with the understanding that the Partnership would sign a definitive sale agreement of KNAX/FM and KFRE/AM and submit the license assignment applications to the Federal Communications Commission (the
"FCC"). See Note H Subsequent Events, regarding the sale of the Stations.

KFRE Broadcasting, Inc.  -  This loan, originally issued
February 28, 1986 in connection with the asset purchase of radio station KFRE-AM by Chester Associates, L.P., was assumed by the Partnership in connection with the contribution of the California stations on September 30, 1989. The obligation carries no stated interest rate, therefore, interest has been imputed at the February, 1986 applicable federal rate of 8.77%. The face amount at December 31, 1995 is $475,000. The original terms required annual payments of $312,500 beginning in 1992 until the obligation matured. In 1992, the Partnership reduced its annual payment to $137,500 and pays interest quarterly on the unpaid difference. The entire balance was due February, 1995.

Walter Lake - non-compete agreement - This obligation, originally issued February 28, 1986 in connection with the asset purchase of KFRE-AM by Chester Radio Associates, L.P., was assumed by the Partnership pursuant to the contribution of the California stations. The original terms required payments of $12,500 monthly until the agreement ends September 30, 1995. Beginning in 1992, the
Partnership reduced its monthly payments to $5,000 and pays interest quarterly at prime plus 1% on the unpaid difference. The entire balance was due March, 1995,

Total interest expense for 1995 $1,305,782.


E   -   PROFIT SHARING

The Partnership established a 401K plan effective February
1, 1988 which covers substantially all employees. The Plan allows for employee contributed salary reduction deferrals in addition to any company profit sharing contributions.

On January 1, 1990, employees of the Partnership formed
EBE Management, Inc. providing management, sales and support services to the Stations. The stock of EBE
Management, Inc. is held for the benefit of the employees through EBE Management, Inc. Employee Stock Ownership Plan and Trust.

The existing 401K plan was merged in with the EBE
Management, Inc. plan during 1990.


F   -   RELATED PARTY TRANSACTIONS

Note Receivable - At December 31, 1995, a note receivable was due from EBE Management, Inc. dated January
1, 1990. The original note was for $200,000 and was to be paid in seven annual installments of $28,571, plus interest of 8.75% on the unpaid principal commencing
December 31, 1990 through December 31, 1996. Payments are to be applied first to interest and then to the reduction of principal. The note was issued in exchange for four units of limited partnership interest in EBE
Communications Limited Partnership.

Accruals Payable  -  Interep National Radio Sales, Inc.
(Interep), a company which owns and operates five national radio representative firms and two unwired networks, provides national radio representation services through three of its subsidiaries. The chairman and chief executive officer of Interep, Ralph Guild, is the sole shareholder of Guild Radio Co., Inc., which is the general partner of the Partnership. Amounts due Interep for accrued representative commissions at December 31, 1995 was $25,954.

Guild Radio Co., Inc. provides management services to the Stations. At December 31, 1995 deferred management fees were $739,039

Debt - Notes payable to related parties consist of the following:



     Guild Radio Co., Inc.                  3,409,259
     Chester Radio Corporation              1,000,000

                                            4,409,259



Guild Radio Co., Inc. - The notes payable to this company, which is wholly owned by Ralph Guild, were first issued November 3, 1989 and represents working capital advances made to various Stations. The note bears interest at 9% per annum. Current payments of interest and principal are being deferred pursuant to the State
Street bank loan agreement. The loan and deferred interest is shown as long term in the accompanying balance sheet.
The note payable is subordinated to the State Street Bank term loan obligation.

Chester Radio Corporation ("Chester") - The note issued to Chester, which is also wholly owned by Ralph Guild, was issued in connection with the asset purchase of KNAX/FM and assumed by the Partnership pursuant to the contribution of the California stations. The note bears interest at 9% compounded per annum. The note has a payment schedule, however, to induce State Street Bank to enter into the revolving credit and term loan previously discussed, Chester has agreed to defer current payments.
Principal and interest payments are shown as long term in the accompanying balance sheet. The note is subordinated to the State Street Bank loans.

Accrued interest to related parties consists of the following:



   Guild Radio Co., inc.                        $1,859,019
   Chester Radio Corporation                     1,040,689
   Googe and Patella                               650,123

                                                $3,549,831


Leases - The Stations lease land and structures related to the broadcast towers under separate leases with Ralph
Guild. One lease provides for payments of $1,000 per month through September, 1998 with an option to renew for an additional five year period. The other lease is with Meadow Lakes Tower Co. which is 100% owned by Ralph Guild.
The lease calls for monthly payments of $4,500 for the period July 1, 1994 to June 30, 1997 and escalations every two years thereafter through June 30, 2002.

The Stations lease office space from an entity owned by Ralph Guild and five limited partners of the Partnership.
The lease requires monthly payments of $5,000 through September, 2003.

The Stations lease technical equipment from a leasing company owned by certain limited partners and employees of Interep. The lease calls for monthly payments of $4,064 through March, 2003.


G  -   COMMITMENTS AND CONTINGENCIES

Leases - The Stations lease various administrative and studio offices, transmitter sites and equipment under noncancelable operating leases ranging from one to ten years. Certain leases require the Stations to pay additional amounts for property taxes, insurance, maintenance and other expenses related to the leased property. Many of the leases contain renewal options. In most cases, management believes that, upon expiration in the normal course of business, leases will be renewed or replaced by other leases. The aggregate payments related to these commitments during the next five years and thereafter is as follows



       1996                              $177,273
       1997                               181,773
       1998                               183,273
       1999                               168,617
       2000                               166,966
       Thereafter                         339,953

                                       $1,217,855





Other - Pursuant to various agreements with managers and consultants, the general partner, at his sole discretion, reserves the right to distribute up to 20 percent of the profits of the Stations after the return of all equity contributed and the payment of priority returns as defined in the Partnership agreement. These amounts are not measurable or determinable at December 31, 1995;
therefore, no provision has been made in the accompanying financial statements.

Litigation - In the normal course of business, the Partnership is subject to certain suits and other matters.
Management believes that the eventual resolution of any pending matters, either individually or in the aggregates, will not have a material effect on the consolidated financial position or the results of operations.


H  -   SUBSEQUENT EVENTS - SALE OF STATIONS

On November 29, 1995, the Company entered into an asset purchase agreement with Pappas Broadcasting, Inc. for a sale of the assets of KFRE-AM. The consideration is $1,025,000 cash.

On December 31, 1995, the Company entered into an asset purchase agreement with Breadbasket Communications, Inc., a subsidiary of Osborn Communications, Inc. for the sale of the assets of KNAX-FM and KRBT-FM. The total consideration is $6,000,000 cash and 120,000 shares of common stock of Osborn Communications, Inc.

At December 31, 1995, all three sales are pending FCC approval. The Company has entered into Time Brokerage
Agreements with the buyers which allow them to provide overthe-air program services using the facilities of the stations. The buyer pays for the use of the facilities until the sale is consumated. The bank has agreed to this arrangement as stated in the Amended Forbearance Agreement
(Note D) as they hold the assets of KNAX-FM and KFRE-AM as collateral.

          PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                         (Unaudited)

On May 3, 1996, the Registrant acquired substantially all the assets of radio stations KNAX-FM/KRBT-FM, Fresno, California from EBE Broadcasting, L.P. Consideration for the acquisition consisted of $6.0 million plus 120,000 shares of the Registrant's common stock (the "Fresno Acquisition"). The cash portion of the purchase price was funded through borrowings under the Registrant's senior debt facility.

On April 1, 1996, the Company acquired substantially all the assets of radio stations WKII-AM/WEEJ/FM, Port Charlotte, Florida for $2.85 million (the "Port Charlotte Acquisition"). In the event that the Company is able to relocate WEEJ-FM's broadcast antenna to the Company's Pine Island, Florida tower in order to better serve the Port Charlotte/Ft. Myers market, additional consideration of $750,000 will be paid. The acquisition was funded through borrowings under the Registrant's senior debt facility.

On March 29, 1996, the Company acquired substantially all the assets of radio station WHLX-FM, Wheeling, West Virginia for $0.8 million (the "Wheeling Acquisition"). The acquisition was funded through borrowings under the Registrant's senior debt facility.

On February 2, 1996, the Registrant sold substantially all the assets of radio stations WNTQ-FM/WNDR-AM, Syracuse, New York to Pilot Communications L.L.C. for $12.5 million (the "Syracuse Disposition"). The net proceeds were used to repay a portion of the Registrant's long-term debt.

On January 31, 1996, the Company sold substantially all the assets of radio station WWRD-FM, Jacksonville, Florida/Brunswick, Georgia for $2.5 million (the "Jacksonville Disposition"). The net proceeds were used principally to repay long-term debt.

On December 21, 1995, the Registrant entered into an option agreement with Allbritton Communications Company ("Allbritton") for the sale of television station WJSU-TV, Anniston, Alabama the ("Anniston Option"). Under the terms of the option agreement, the Registrant received $10 million for an option which gives Allbritton the right to purchase substantially all the assets relating to the operations of the station for $2 million. In addition, the Registrant will receive up to $7 million upon receipt of the necessary approvals to relocate the station's broadcast transmitter to maximize broadcast coverage of the facility. The net proceeds were used to repay a portion of the Registrant's long-term debt.

Collectively, the Wheeling Acquisition, the Port Charlotte Acquisition and the Jacksonville Disposition are the "Other Transactions".

The accompanying pro forma condensed consolidated balance sheet at March 31, 1996 assumes that the Fresno Acquisition and the Port Charlotte Acquisition were made as of March 31, 1996. The accompanying pro forma condensed consolidated statement of operations for the year ended December 31, 1995 assumes that the Fresno Acquisition, Syracuse Disposition, Anniston Option, and the Other Transactions occurred as of January 1, 1995. The accompanying pro forma condensed consolidated statement of operations for the three months ended March 31, 1996 assumes that the Fresno Acquisition, Syracuse Disposition, and the Other Transactions occurred as of January 1, 1996. The pretax gains resulting from the Syracuse Disposition, Jacksonville Disposition and Anniston Option are not reflected in the accompanying pro forma condensed consolidated statemnets of operations because of their nonrecurring nature.

The Fresno Acquisition, the Port Charlotte Acquisition and the Wheeling Acquisition, (collectively, the "Acquisitions") have been accounted for using the purchase method of accounting. The total cost of such Acquisitions has been allocated to the tangible and intangible assets acquired based on their respective fair values. The allocation of the respective purchase prices assumed in the pro forma financial statements is preliminary. The Registrant does not expect that the final allocation of the purchase price will materially differ from the preliminary allocation.

The pro forma adjustments are based on available information and on certain assumptions that the Registrant believes are reasonable under the circumstances. The pro forma consolidated financial statements should be read in conjunction with the Registrant's consolidated financial statements and notes thereto contained in the Registrant's 1995 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and the financial statements and notes thereto of the Fresno Acquisition included in this filing.

In management's opinion, the accompanying pro forma financial information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

                OSBORN COMMUNICATIONS CORPORATION
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


                          March 31, 1996



                                                 Port
                                     Fresno    Charlotte    Pro Forma
                        Historical Acquisition Acquisition Adjustments Pro Forma

ASSETS
Cash and cash           $1,255,071          -          -              $1,255,071
  equivalents
Other current assets     7,100,876          -          -               7,100,876
  Total current assets   8,355,947          -          -               8,355,947

Investment in affiliated
  companies                524,952          -          -                 524,952
Property, plant and
  equipment, net        13,889,513    2,531,000     782,000           17,202,513
Intangible assets, net  35,715,934    4,489,000   2,818,000           43,022,934
Other noncurrent assets    457,926          -          -                 457,926
   Total assets        $58,944,272   $7,020,000  $3,600,000          $69,564,272


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities    $10,061,746          -          -             $10,061,746
Long-term debt          20,050,000          -          - 9,600,000(a) 29,650,000
Deferred income taxes    2,275,711          -          -               2,275,711
Other noncurrent           441,307          -          -                 441,307
  liabilities

    Total liabilities   32,828,764          -          -              42,428,764

Common stock                52,774          -          -     1,200(a)     53,974

Additional paid-in
 capital               39,701,591          -          -              39,701,591
Accumulated deficit   (13,638,857)         -          - 1,018,800(a)(12,620,057)
   Total stockholders' 26,115,508          -          -              27,135,508
    equity

Net assets to be
  acquired                          7,020,000 3,600,000 (10,620,000)          -
   Total liabilities and
     stockholders'
     equity            $58,944,272  $7,020,000 $3,600,000            $69,564,272





See accompanying Notes to Unaudited Pro Forma Financial Statements

                OSBORN COMMUNICATIONS CORPORATION
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

              for the year ended December 31, 1995




                                  Fresno     Syracuse     Anniston     Other      Pro Forma
                     Historical Acquisition Disposition   Option    Transaction  Adjustments   Pro Forma

Net revenues        $39,100,496 $2,873,097 ($2,664,628) ($3,806,951)  $624,674             -    $36,126,688

Operating expenses
 excluding
 depreciations,
 amortization and
 corporate
 expenses            29,397,184  2,377,631  (1,739,264)  (2,582,313)   525,804             -     27,979,042
Depreciation and
 amortization         5,782,404    398,263    (290,645)    (322,290)   151,351      298,182 (b)   6,017,265
Corporate expenses    1,705,850    128,352      (3,516)           -          -     (124,836)(c)   1,705,850

Operating income      2,215,058    (31,149)   (631,203)    (902,348)   (52,481)            -        424,531

Other income
 (expense)            2,314,508   (212,273)      5,399       (6,939)         -      217,318 (d)   2,318,013

Interest expense      5,212,999  1,305,782           -            -    170,240   (2,512,116)(e)   4,176,905

Equity in results of    (11,829)         -           -            -          -            -         (11,829)
affiliated company

Gain on sale
 of station           8,094,993          -           -    (8,094,993)        -            -

Income (loss) before
 income taxes and
 extraordinary item   7,399,731 (1,549,204)   (625,804)   (9,004,280) (222,721)           -      (1,446,190)

Provision for income
 taxes                  775,982          -           -             -         -     (250,000)(f)     525,982

Net income (loss)
 before extraordinary
 item                $6,623,749 ($1,549,204) ($625,804)  ($9,004,280)($222,721)           -     ($1,972,172)


Net income (loss)
 before gain on sale of
 station and extraordinary
 item per common share:
     Primary             ($0.27)                                                                     ($0.36)
     Fully-diluted       ($0.27)                                                                     ($0.36)

Weigted average common
 shares outstanding:
  Primary shares      5,388,001                                                     120,000(a)    5,508,001
  Fully-diluted
    shares            5,388,001                                                                   5,508,001




See accompanying Notes to Unaudited Pro Forma Financial Statements

                   OSBORN COMMUNICATION CORPORATION
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 for the three months ended March 31, 1996





                                      Fresno     Syracuse      Other      Pro Forma
                        Historical  Acquisition Disposition Transaction  Adjustments  Pro Forma

Net revenues            $6,814,656     $416,803   ($26,162)    $175,339               $7,380,636

Operating expenses
 excluding
 depreciation,
 amortization and
 corporate expenses      5,831,200      413,046    (19,215)     186,360                6,411,391
Depreciation and         1,210,538       99,566    (20,613)      67,665    74,546 (b)  1,431,702
 amortization
Corporate expenses         456,792            -          -            -                  456,792

 Operating income         (683,874)     (95,809)    13,666      (78,686)                (919,248)

Other income (expense)     (92,682)      95,809         (5)           -                    3,122

Interest expense           635,181            -          -        8,731   105,821 (g)    749,733

Gain on sale of station  6,874,434            - (6,040,768)    (833,666)                       -

Income (loss) before     5,462,697            - (6,027,107)    (921,083)              (1,665,860)
 income taxes

Provision for income       851,228            -          -            -  (774,000)(h)     77,228
taxes

Net income (loss)       $4,611,469            -($6,027,107)   ($921,083)             ($1,743,088)

Net income (loss)
 before gain on sale
 of station per
 common share:
  Primary                   ($0.41)                                                       ($0.31)
  Fully-diluted             ($0.41)                                                       ($0.31)

Weigted average common
 shares outstanding:
  Primary shares         5,531,540                                        120,000(a)   5,651,540
  Fully-diluted shares   5,531,540                                                     5,651,540





See accompanying Notes to Unaudited Pro Forma Financial Statements

        Notes to Unaudited Pro Forma Financial Data


(a) Represents borrowings of long-term debt and the issuance of common stock to fund the Fresno Acquisition and the Port
Charlotte Acquisition.

(b) Represents the pro forma increase in depreciation and amortization expense following the Acquisitions.

(c) Represents the elimination of home office expenses and management fees charged by the prior owner of the Fresno radio stations and corporate expenses following the Syracuse
Disposition.

(d) Represents the elimination of refinancing costs incurred by the prior owner of the Fresno radio stations.

(e) Represents the net reduction of interest expense resulting from the increase in long-term debt associated with the Fresno Acquisition, Port Charlotte Acquisition and
Wheeling Acquisition, net of the repayment of long-term debt with the proceeds from the Syracuse Disposition, Jacksonville
Disposition and Anniston Option.

(f) Represents reduction of state and local income taxes resulting from the Syracuse Disposition and Anniston Option.

(g) Represents the net increase of interest expense resulting from the increase in long-term debt associated with the Fresno Acquisition, Port Charlotte Acquisition and Wheeling Acquisition, net of the repayment of long-term debt with the proceeds from the Syracuse Disposition and Jacksonville Disposition.

(h) Represents reduction of state and local income taxes resulting from the Syracuse Disposition and Jacksonville
Disposition.